UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 4, 2008

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

107 Audubon Road
Wakefield, Massachusetts 01880
 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
 (Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                Entry into a Material Definitive Agreement

Amendment to Transition Agreement

On November 4, 2008, the Company and Dr. Anthony Armini entered into an amendment to the Transition Agreement dated as of September 27, 2007, between the Company and Dr. Armini, pursuant to which the annual rate of compensation payable to Dr. Armini will be reduced from $250,000 to $200,000 from November 4, 2008 and through the expiration of the Transition Agreement.

Amendment to Securities Purchase Agreement

On November 4, 2008, the Company and LV Administrative Services, Inc., as administrative and collateral agent (the “Agent”) for each of Laurus Master Fund, Ltd. (“Laurus”) and Valens Offshore SPV I, Ltd. (“Valens Offshore” and together with Laurus and the Agent, the “Holders”), entered into an amendment, effective as of October 31, 2008, to the Securities Purchase Agreement dated as of September 29, 2005, between the Company and Laurus (the “Purchase Agreement”). Under the amendment:

(i)
The Company and the Holders agreed that the amount necessary to redeem in full the Series D Cumulative Convertible Preferred Stock (“Series D Preferred Stock”) purchased by Laurus pursuant to the Purchase Agreement (and subsequently assigned to Valens Offshore), is $2,461,267.90, together with accrued and unpaid dividends.

(ii)	The Mandatory Redemption Date of the Series D Preferred Stock is reset to April 10, 2009;

(iii)
On the dates set forth in the table below under the heading “Redemption Date,” the Company is required to redeem the portions of the Series D Preferred Stock (to the extent such portions have not been converted into shares of the Company’s common stock pursuant to the Purchase Agreement) set forth opposite such Redemption Dates under the heading “Redemption Amount,” together with the dividends accrued to such Redemption Dates:

Repayment Date	Redemption Amount	Remaining Stated Value
October 31, 2008	$517,984.90	$1,943,283.00
November 28, 2008	$800,000.00	$1,143,283.00
December 19, 2008	$250,000.00	$893,283.00
January 16, 2008	$250,000.00	$643,283.00
February 13, 2008	$250,000.00	$393,283.00
March 13, 2008	$250,000.00	$143,283.00
Mandatory Redemption Date	$143,283.00	$0.00

(iv)
Notwithstanding the foregoing, the Company also agreed that, within two business days of the consummation of the sale of substantially all of the assets and/or equity of its wholly-owned subsidiary C Acquisition Corporation (d/b/a Core Systems) to any third party, the Company will redeem no less than $800,000 of the Series D Preferred Stock. The amount of such redemption will first be applied by the Holders to reduce accrued and unpaid dividends on the Series D Preferred Stock and then to reduce the monthly Redemption Amounts set forth above in chronological order of maturity. The Company is currently engaged in negotiations, but has not entered into any definitive agreement, with respect to the sale of the assets or equity of Core Systems.

(v)
The Company (x) redeemed $267,984.90 of the $517,984.90 of Series D Preferred Stock required to be redeemed as of the October 31, 2008 Redemption Date by agreeing to issue to the Holder 929,535 shares of its common stock (the “Payment Shares”), and (y) redeemed the balance of such Series D Preferred Stock required to be redeemed on such Redemption Date by a cash payment of $250,000.

(vi)
The Payment Shares were valued at $.28829 per share, which was equal to the volume-weighted average price of the Company’s common stock as reported by Bloomberg, L.P. for the 15-day period immediately preceding the date of the amendment. The Holder has agreed, with certain exceptions, not to transfer any of the Payment Shares or any interest therein, directly or indirectly, prior to April 30, 2009. The Company has the right to repurchase up to 50% of the Payment Shares prior to April 30, 2009 at a price per share equal to 110% of volume-weighted average price of the Payment Shares as reported by Bloomberg, L.P. for the 15-day period immediately preceding the date upon which the Holder receives notice of the Company’s desire to repurchase such Payment Shares.

Item 3.02.                      Unregistered Sales of Equity Securities

As described in Item 1.01, above, on November 4, 2008, the Company issued 929,535 shares of its common stock to Valens Offshore SPV I, Ltd. in redemption of a portion of the Company’s Series D Preferred Stock. The issuance of these shares was exempt from registration under the Securities Act of 1933, as amended, pursuant to an exemption provided by Section 4(2) of the Securities Act.

Item 7.01.                      Regulation FD Disclosure

See Item 1.01 of this Form 8-K.

Item 9.01.                      Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.                        Description

10.1	Amendment, dated November 4, 2008, to the Transition Agreement dated as of September 27, 2007, between Implant Sciences Corporation and Dr. Anthony Armini.

10.2
Omnibus Amendment, dated as of October 31, 2008, among Implant Sciences Corporation and LV Administrative Services, Inc., as administrative and collateral agent for each of Laurus Master Fund, Ltd. and Valens Offshore SPV I, Ltd., to (i) that certain Securities Purchase Agreement, dated as of September 29, 2005, by and between the Company and Laurus Master Fund, Ltd. and (ii) certain the other related agreements referred to in the Purchase Agreement.

99.1	Press Release of Implant Sciences Corporation dated November 6, 2008.

The information included in this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 1.01, “Entry into a Material Definitive Agreement,” Item 3.02, “Unregistered Sales of Equity Securities,” Item 7.01, “Regulation FD Disclosure” and Item 9.01 “Financial Statements and Exhibits” of Form 8-K.  As such, the information (including the exhibits) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  This Current Report (including the exhibits attached hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Glenn D. Bolduc
Glenn D. Bolduc
Chief Financial Officer

Date:  November 6, 2008

EXHIBIT INDEX

Exhibit No.                        Description

10.1	Amendment, dated November 4, 2008, to the Transition Agreement dated as of September 27, 2007, between Implant Sciences Corporation and Dr. Anthony Armini.

10.2
Omnibus Amendment, dated as of October 31, 2008, among Implant Sciences Corporation and LV Administrative Services, Inc., as administrative and collateral agent for each of Laurus Master Fund, Ltd. and Valens Offshore SPV I, Ltd., to (i) that certain Securities Purchase Agreement, dated as of September 29, 2005, by and between the Company and Laurus Master Fund, Ltd. and (ii) certain the other related agreements referred to in the Purchase Agreement.

99.1	Press Release of Implant Sciences Corporation dated November 6, 2008.